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Exhibit 10.8




                                 AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of April 22, 1999

                                  by and among


                           BALANCED CARE CORPORATION,
                    BCC AT HERMITAGE PARK CARE CENTER, INC.,
                        BCC AT LEBANON CARE CENTER, INC.,
                        BCC AT LEBANON PARK MANOR, INC.,
                    BCC AT MT. VERNON PARK CARE CENTER, INC.,
                 BCC AT MT. VERNON PARK CARE CENTER WEST, INC.,
                      BCC AT NEVADA PARK CARE CENTER, INC.,
                         BCC AT NIXA PARK CENTER, INC.,
                       BCC AT REPUBLIC PARK CENTER, INC.,
                      BCC AT SPRINGFIELD CARE CENTER, INC.,
                             DIXON MANAGEMENT INC.,
                            BCC AT DARLINGTON, INC.,
                       BALANCED CARE AT EYERS GROVE, INC.,
                         BALANCED CARE AT BUTLER, INC.,
                         BALANCED CARE AT SARVER, INC.,
                       BALANCED CARE AT NORTH RIDGE, INC.


                                       and

                               HCFP FUNDING, INC.



                           Amended as of July 1, 1999
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                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 1st day of July, 1999, by and among BALANCED CARE CORPORATION, a Delaware corporation, BCC AT HERMITAGE PARK CARE CENTER, INC., a Delaware corporation, BCC AT LEBANON CARE CENTER, INC., a Delaware corporation, BCC AT LEBANON PARK MANOR, INC., a Delaware corporation, BCC AT MT. VERNON PARK CARE CENTER, INC., a Delaware corporation, BCC AT MT. VERNON PARK CARE CENTER WEST, INC., a Delaware corporation, BCC AT NEVADA PARK CARE CENTER, INC., a Delaware corporation, BCC AT NIXA PARK CENTER, INC., a Delaware corporation, BCC AT REPUBLIC PARK CENTER, INC., a Delaware corporation, BCC AT SPRINGFIELD CARE CENTER, INC., a Delaware corporation, DIXON MANAGEMENT INC., a Missouri corporation, BCC AT DARLINGTON, INC., a Delaware corporation, BALANCED CARE AT EYERS GROVE, INC., a Delaware corporation, BALANCED CARE AT BUTLER, INC., a Delaware corporation, BALANCED CARE AT SARVER, INC., a Delaware corporation, BALANCED CARE AT NORTH RIDGE, INC., a Delaware corporation (collectively and individually, the "Borrower"), and HCFP FUNDING, INC., a Delaware corporation (the "Lender").

                                    RECITALS

         A. Pursuant to that certain Loan and Security Agreement dated April 22, 1999 by and among Borrower and Lender (as amended hereby and as further amended, modified and restated from time to time, collectively, the "Loan Agreement"), the Lender agreed to make available to the Borrower a revolving credit facility (the "Loan").

         B. Borrower has requested that Lender agree to make certain changes to the terms of the Loan Agreement, and Lender has agreed to do so provided (among other things) that Borrower executes and delivers this Amendment and otherwise complies with the agreements set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, all capitalized terms herein shall have the meanings assigned to such terms in the Loan Agreement.
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         Section 2. Amendments to the Loan Agreement. Borrower and Lender hereby agree to amend and modify the provisions of the Loan Agreement as follows:

         2.1. The definition of "EBITDA" set forth in Section 1.1 is hereby deleted in its entirety and the following new section is inserted in lieu thereof (with the revised portions thereof being underlined below):

                  "EBITDA. "EBITDA" means, the sum of the following, calculated individually with respect to each Real Estate Borrower, and then added together for all Real Estate Borrowers, as determined in accordance with GAAP and reflected in Borrower's most current consolidated financial statements: (a) net income (after rental expense with respect to each Leasehold Facility), plus (b) interest expense, plus (c) depreciation and amortization, plus (d) income tax expense, plus (e) fifty percent (50%) of the management fee expense, for either (i) the twelve (12) most recently completed calendar months, or
                  (ii) the six (6) most recently completed calendar months on an annualized basis, provided that if Borrower elects the option described in subparagraph (ii), such option shall apply throughout the Loan Term and Borrower may not elect the option described in subparagraph (i) at any time thereafter. If any Property has a negative EBITDA for any period, then for purposes of this definition, EBITDA for that period for such Property shall equal zero. For purposes of this definition, management fee expense shall be limited as described in
                  Section 7.6 hereof."

         2.2. Section 2.1(d) is hereby deleted in its entirety and the following new section is inserted in lieu thereof (with the revised portions thereof being underlined below):

                  "(d) The maximum aggregate principal balance of all Revolving Credit Loans outstanding at any time hereunder shall not exceed the

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                  Borrowing Base. The Borrowing Base shall equal the sum of the following: (i) with respect to each Property covered by a first priority fee simple Mortgage in favor of Lender other than the Property owned by Balanced Care at North Ridge, Inc. d/b/a Outlook Pointe at Northridge (hereinafter "Northridge"), an amount not to exceed eighty five percent (85%) of the product of 8.0 times EBITDA, plus (ii) with respect to Northridge only, an amount not to exceed eighty five percent (85%) of the product of 8.5 times EBITDA, plus (iii) with respect to each Leasehold Facility, an amount not to exceed the lesser of eighty five percent (85%) of the product of 5.0 times EBITDA, or eighty five percent (85%) of the product of the number of years remaining under the applicable lease times EBITDA (such formulas described in subparagraphs (i), (ii) and (iii) above being referred to herein as the "Real Estate Borrowing Base"); plus (ii) eighty five percent (85%) of the Qualified Accounts due and owing from any Medicaid/Medicare Insurer or other Account Debtor (such formula being referred to herein as the "Accounts Receivable Borrowing Base"). Notwithstanding the foregoing, that portion of the Real Estate Borrowing Base attributable to the Leasehold Borrowers shall not exceed fifteen percent (15%) of the Real Estate Borrowing Base, and any advances made against any of the Leasehold Facilities shall be conditioned upon Lender obtaining a written agreement from the applicable fee owner, which agreement shall provide appropriate consents and lease protection deemed appropriate by Lender in its sole credit judgment. Calculation of the Borrowing Base shall be subject to Lender's reasonable review."

         2.3. Section 2.4(b) is hereby deleted in its entirety and the following new section is inserted in lieu thereof (with the revised portion thereof being underlined below):

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                  "(b) For so long as the Loan is available to Borrower,
                  Borrower unconditionally shall pay Lender a monthly usage fee (the "Usage Fee") equal to .021% of the average amount by which the Maximum Loan Amount exceeds the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Usage Fee shall be payable monthly in arrears on the first Business Day of each successive calendar month."

         2.4. Section 2.8(c) is hereby deleted in its entirety and the following new section is inserted in lieu thereof:

                  "(c) Upon at least thirty (30) days prior written notice to Lender (the "Termination Notice Period"), Borrower may terminate this Agreement before the third annual anniversary of the Closing Date, provided that, at the effective date of such termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages for the loss of bargain and not as a penalty, an amount equal to (i) three percent (3%) of the Maximum Loan Amount if the effective date of such termination by Borrower is on or before the first anniversary of the Closing Date, (ii) two percent (2%) of the Maximum Loan Amount if the effective date of such termination by Borrower is after the first anniversary of the Closing Date and before the second anniversary of the Closing Date, and
                  (iii) one percent (1%) of the Maximum Loan Amount if the effective date of such termination by Borrower is after the second anniversary of the Closing Date and before the third anniversary of the Closing Date."

         2.5. A new Section 6.27 is hereby added as follows:



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         Section 6.27 Debt Service Coverage Ratio. At the end of each calendar month throughout the Loan Term, Borrower (as defined below for purposes of this Section 6.27 only, taken as a whole) shall have maintained a Debt Service Coverage Ratio (hereinafter defined) of at least 1.1:1.0. As used herein, "Debt Service Coverage Ratio" means the ratio of (a) EBITDA to (ii) Debt Service (hereinafter defined). The Debt Service Coverage Ratio shall be measured on a monthly basis beginning with the month ending June, 1999 and continuing until the Obligations are repaid in full and the Loan Agreement is terminated. As used herein, "Debt Service" means, for any given period, all regularly scheduled principal and interest payments due under all loans to Borrower from Lender, plus all payments on operating and capital leases, and any other debt permitted pursuant to the terms of the Loan Documents or otherwise permitted in writing by Lender. For purposes of this Section 6.27, Borrower means, BCC at Darlington, Inc., Balanced Care at Eyers Grove, Inc., Balanced Care at Butler, Inc., Balanced Care at Sarver, Inc. and Balanced Care at Northridge, Inc.

         Section 3. Representations and Warranties; No Event of Default. Each Borrower hereby confirms that all of the representations and warranties set forth in the Loan Agreement are true and correct, except as previously disclosed to Lender in writing. To the Borrower's best knowledge, no Event of Default has occurred.

         Section 4. Fees. In consideration of Lender's agreement to enter into this Amendment, Borrower hereby agrees to pay to Lender a document preparation, due diligence and legal fee equal to $3,000.00 (the "Fee"), which Fee shall be
(a) due and payable by Borrower on the date of its execution and delivery of this Amendment, and (b) constitute a portion of the Obligations evidenced by the Note and secured by the Loan Agreement and other Loan Documents. Borrower hereby authorizes Lender to deduct the Fee from the proceeds of the Loan.



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         Section 5. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each Borrower in accordance with its terms.

         Section 6. Effective Date. This Amendment shall be effective upon (a) execution and delivery to Lender of this Amendment by each Borrower and Lender, and (b) payment by Borrower of the Fee.

         Section 7. Reference to the Effect on the Loan Agreement.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

         Section 9. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         Section 10. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.



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                                        LENDER:

ATTEST:                                 HCFP FUNDING, INC.
                                        a Delaware corporation



By:  /s/ Diana Pennington               By:  /s/ Jeffrey P. Hoffman
  Name:  Diana Pennington                 Name:  Jeffrey P. Hoffman
  Title: Associate General                Title: Vice President
         Counsel

                                        BORROWER:

ATTEST:                                 BALANCED CARE CORPORATION
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Brad E. Hollinger   [SEAL]
  Name:  Robert J. Sutton                 Name:  Brad E. Hollinger
  Title: Secretary                        Title: Chairman of the Board,
                                                 President and Chief
                                                 Executive Officer

ATTEST:                                 BCC AT HERMITAGE PARK CARE CENTER,
                                        INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT LEBANON CARE CENTER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT LEBANON PARK MANOR, INC.
                                        a Delaware  corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT MT. VERNON PARK CARE CENTER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT MT.  VERNON PARK CARE CENTER
                                        WEST, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT NEVADA PARK CARE CENTER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT NIXA PARK CENTER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT REPUBLIC PARK CENTER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT SPRINGFIELD CARE CENTER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 DIXON MANAGEMENT, INC.
                                        a Missouri corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BCC AT DARLINGTON, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BALANCED CARE AT EYERS GROVE, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BALANCED CARE AT BUTLER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BALANCED CARE AT SARVER, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary

ATTEST:                                 BALANCED CARE AT NORTH RIDGE, INC.
                                        a Delaware corporation

By:  /s/ Robert J. Sutton               By:  /s/ Robin L. Barber     [SEAL]
  Name:  Robert J. Sutton                 Name:  Robin L. Barber
  Title: Vice President and               Title: Vice President and
         Assistant Secretary                     Secretary




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